UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2024

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K dated March 4, 2024, on February 28, 2024 the Registrant received a written notice from the Listing Qualifications department of The Nasdaq Stock Market stating that because the Company has not yet held an annual meeting of shareholders within 12 months of the end of the Registrant’s 2022 fiscal year end, it no longer complies with Nasdaq Listing Rule 5620(a) for continued listing on The Nasdaq Capital Market. The Registrant had until April 15, 2024, which was 45 days from the date of the notice, to submit a plan to regain compliance and, if Nasdaq accepted the plan, it may grant an exception of up to 180 calendar days from the fiscal year end, or until June 28, 2024, to regain compliance. The Registrant submitted a compliance plan on April 12, 2024, which stated its attention to hold an annual meeting of stockholders within sixty (60) days of filing its Form 10-K for the fiscal year ended December 31, 2023.

On April 24, 2024, the Registrant received notice from Nasdaq indicating that Staff determined to grant the Registrant an extension until June 15, 2024 to regain compliance with the rule by holding an annual meeting of shareholders. At the annual meeting, shareholders must be afforded the opportunity to discuss company affairs with management and, if required by the company’s governing documents, to elect directors. The Registrant expects to hold an annual meeting within such timeframe.

While the compliance plan is pending, the Registrant’s securities will continue to trade on NASDAQ.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. The Registrant does not undertake an obligation to update or revise any forward-looking statements. Investors should read the risk factors set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2023, and its other periodic reports filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

Press Releases

On April 24, 2024, the Registrant issued a press release entitled “American Rebel CEO Andy Ross to introduce American Rebel Beer at the Inaugural Music Habitat Nashville Festival.” A copy of the press release is attached hereto as Exhibit 99.1.

On April 26, 2024, the Registrant issued a press release entitled “American Rebel Holdings, Inc. Announces Experienced Outdoor Industry Executive, Thomas Mihalek, as the new Chief Executive Officer of Provo, Utah based Champion Safe.” A copy of the press release is attached hereto as Exhibit 99.2.

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The press releases contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of the date hereof. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report on Form 8-K in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Music Habitat Nashville Festival Press Release dated April 24, 2024
99.2	New Champion CEO Press Release dated April 26, 2024
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: April 26, 2024	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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